EXHIBIT 21.1
                         SUBSIDIARIES OF THE REGISTRANT

HSSI Travel Nurse Operations, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSS Recruiting, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI Medicare Home Office, Inc.
d/b/a Home Care Home Office
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of Massachusetts, Inc.
d/b/a Alternative Care Medical Services
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of Rhode Island, Inc.
d/b/a Alternative Care Medical Services
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of Tennessee, Inc.
d/b/a Mid-South Comprehensive Home Health
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

All-Care Professional Services, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI of Georgia, Inc.
d/b/a Tri-Therapy
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI Proprietary Home Office, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of California, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services of Florida, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI Acquisition Corp.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308


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Hospital Staffing Services Medicare of Broward, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Hospital Staffing Services Medicare of Palm Beach, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

HSSI of Florida Proprietary, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, FL  33308

Cardinal Nursing and Home Care, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308

Cura Care, Inc. of Arizona
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308

Hospital Staffing Services of New Jersey, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308

Hospital Staffing Services of Pennsylvania, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308

HSS Advertising, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308

HSS Associates, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308

Staff Source, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308

HSSI Management Company, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308

Hospital Staffing Services of Caribbean, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308

HSSI of New York, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308

HSSI of Texas, Inc.
6245 North Federal Highway, Suite 400
Fort Lauderdale, Florida  33308